UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2009

Retirement Strategies Portfolios
Retirement Strategy 2010 Portfolio
Retirement Strategy 2015 Portfolio
Retirement Strategy 2020 Portfolio
Retirement Strategy 2030 Portfolio
Retirement Strategy 2040 Portfolio
Retirement Strategy 2050 Portfolio

Goldman Sachs Retirement Strategies Portfolios

■	RETIREMENT STRATEGY 2010 PORTFOLIO

■	RETIREMENT STRATEGY 2015 PORTFOLIO

■	RETIREMENT STRATEGY 2020 PORTFOLIO

■	RETIREMENT STRATEGY 2030 PORTFOLIO

■	RETIREMENT STRATEGY 2040 PORTFOLIO

■	RETIREMENT STRATEGY 2050 PORTFOLIO

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Portfolio Management Discussion and Performance Summaries	6
Schedules of Investments	26
Financial Statements	32
Notes to the Financial Statements	39
Financial Highlights	52
Report of Independent Registered Public Accounting Firm	64
Other Information	65

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Principal Investment Strategies and Risks

The Retirement Strategies Portfolios are expected to invest all of their assets in a combination of affiliated underlying equity and fixed income funds (“Underlying Funds”). Because the Portfolios are subject to the Underlying Fund expenses as well as their own expenses, the cost of this type of investment may be higher than a mutual fund that only invests in stocks and bonds. The risk factors to which the Portfolios are subject are proportionate to the amount of assets they allocate to each Underlying Fund. As the Portfolios are further away from their target date, the Portfolios will have a higher allocation to equity investments and will therefore have greater risk exposure to those risks associated with equity investments. As the Portfolios approach their individual target date, their asset allocations will shift so that they invest a greater percentage of their assets in underlying fixed income funds. The Portfolios will then be more susceptible to the risks associated with fixed income investments.

Some of the risk factors associated with many of the underlying equity funds include the volatility of U.S. and non-U.S. equity investments (including REITs); the illiquidity associated with investments in small-capitalization companies; and the political, economic and currency risks of non-U.S. securities, which are particularly significant with respect to equities of issuers located in emerging markets. Some of the risk factors associated with many of the underlying fixed income funds include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the credit risk and volatility of high yield bonds; the volatility of investments in commodities; the political, economic and currency risks of non-U.S. securities, which are particularly significant with respect to issuers located in emerging markets; and financial risks associated with derivative investments.

Each Portfolio employs an asset allocation strategy designed for investors planning to retire in approximately the calendar year designated in the Portfolio’s name (target date). Approximately five years after a Portfolio’s target date, the Portfolio expects that it will become part of another mutual fund managed by the Investment Adviser, the Goldman Sachs Income Strategies Portfolio, which has a current target allocation of approximately 60% of total assets in fixed income and 40% of total assets in equity. The principal value of a Portfolio is not guaranteed at any time, including at the target date.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

What Differentiates Goldman Sachs’
Approach to Retirement Strategies?

We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale.

EACH GOLDMAN SACHS
RETIREMENT STRATEGY
PORTFOLIO DELIVERS:
 ■ Comprehensive investment strategies that will automatically adjust over time based on the number of years that remain until the target date
 ■ Automatic diversification and risk management benefits
 ■ Forward-looking, quarterly tactical reallocation
 ■ Simplicity and efficiency

 ■ Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 115 professionals with significant academic and practitioner experience.

 ■ Goldman Sachs’ Portfolio Management Teams offer expert management of the underlying Goldman Sachs mutual funds in which each Retirement Strategy Portfolio (each, a “Portfolio”) invests. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team
Each Retirement Strategy Portfolio represents a diversified global portfolio on the efficient frontier. Aimed at helping investors reach their retirement goals, each Portfolio is designed to invest within a specified equity and fixed income range, becoming more conservative as the Portfolio reaches its target date. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team
For each Portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each Portfolio, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.
Using proprietary portfolio construction models to maintain each Portfolio’s original risk/return profile over time, the team makes eight active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Equity country selection	Which international countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Mutual Fund Portfolio Management Teams
Each Portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

Enhancements Made to Proprietary Quantitative Model during
the One-Year Period Ended August 31, 2009

To construct the Retirement Strategies Portfolios (the “Portfolios”), the Quantitative Investment Strategies (“QIS”) Team makes active decisions based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, in order to benefit from changing conditions in global capital markets, the QIS Team shifts assets away from the existing allocation (i.e., tilting the Portfolios’ positions in certain asset classes and countries from their strategic, long-term weights). During the annual period ended August 31, 2009, the QIS Team included “Emerging Equity Country Selection,” a tactical view implemented through stock selection in the Structured Emerging Market Equity Fund.

MARKET OVERVIEW

Goldman Sachs Retirement Strategies Portfolios

Market Review

During the one-year reporting period ended August 31, 2009, global stock and bond markets experienced extraordinary volatility. In September 2008, investment bank Lehman Brothers declared bankruptcy and commercial bank Washington Mutual collapsed. The U.S. government took over mortgage giants Freddie Mac and Fannie Mae and provided an $85 billion loan to American International Group (AIG). Additionally, Merrill Lynch was acquired by Bank of America, and Goldman Sachs and Morgan Stanley became bank holding companies, ending the era of the large public investment banking firm. These events, combined with panicked selling in the credit markets, sparked a financial crisis.

As 2009 began, the global financial markets remained in turmoil. Global equity indices had fallen more than 40% on average in 2008, and continued to struggle in early 2009, as signs of an economic recovery remained hard to find. Although the severe market downturn persisted during the first quarter, there were indications the equity market was stabilizing: increased liquidity in various distressed asset classes; a stabilizing of commodity prices, including oil; and positive market reaction to certain large banks’ earnings reports in March.

As signs emerged that the global financial crisis could be calming and economic conditions might be improving, investors saw a strong rebound in global equity markets through most of the second calendar quarter. The equity market rally during the second quarter of 2009 was broad based — international and U.S. equities both rose dramatically, with most global equity markets rising more than 15%. In the fixed income market, global bond yields rose significantly as the earlier flight to quality, which had benefited Treasury securities in 2008 and early 2009, abated. As the market’s appetite for risk returned, U.S. Treasuries posted record declines.

Regional and Sector Preferences

Equities

■	Regional — During the one-year reporting period, the QIS Team was bullish on equities versus fixed income largely because of their attractive long-term valuations. The QIS Team was bullish on international equities versus U.S. equities and strongly favored emerging market equities because of their persistently high compensation for risk compared to the stocks of developed nations.

The QIS Team implemented its country level views within the Goldman Sachs Structured International Equity Fund and the Goldman Sachs Structured Emerging Markets Equity Fund, which served as two of the Portfolios’ Underlying Funds.

Europe was one of the QIS Team’s preferred global regions primarily because it considered European countries to be relatively inexpensive when compared to other countries. Although the QIS Team was less positive about Asia during the first half of the period, its views became more favorable in the second half in response to supportive macroeconomic conditions.

MARKET OVERVIEW

■	Style and Size — Among U.S. equities, the Portfolios had a small overweight to U.S. growth stocks versus U.S. value stocks through the end of 2008 because of increasingly attractive risk premiums in the wake of elevated market volatility and distress. The QIS Team became style neutral during the first quarter. Although the QIS Team perceived value stocks to be relatively inexpensive, this was offset by the attractive risk premiums offered by growth stocks. In the second quarter and continuing into the third quarter of 2009, the QIS Team became slightly positive on value stocks as their valuations grew more attractive, offsetting the higher risk premiums of growth stocks.

Throughout the reporting period, the Portfolios maintained an overweighted exposure to small-cap equities relative to large-cap equities. The QIS Team believed small-cap stocks provided more attractive compensation for risk and were relatively inexpensive when compared to large cap stocks.

Fixed Income

The QIS Team began the reporting period modestly bullish on high yield bonds. However, because of poor momentum during the first and second quarters of 2009, the QIS Team shifted the Portfolios to a neutral allocation. In the final months of the period, the Portfolios’ adopted an overweighted position in high yield bonds versus investment-grade bonds because of strong short-term momentum and a supportive interest rate environment.

The QIS Team preferred international fixed income over U.S. fixed income through the fourth quarter of 2008 as risk premiums and macroeconomic conditions appeared more favorable for the international debt markets. As U.S. macroeconomic conditions showed signs of improvement during the first and second quarters of 2009, the Portfolios held a modestly overweighted position in U.S. fixed income. In the third quarter, the QIS Team became bullish again on international fixed income versus U.S. fixed income, largely because of supportive macroeconomic conditions and strong momentum abroad.

PORTFOLIO RESULTS

Goldman Sachs Retirement Strategies Portfolios

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Retirement Strategies Portfolios’ performance and positioning for the one year ended August 31, 2009.

Q	How did the Retirement Strategies Portfolios (the “Portfolios”) perform during the annual period ended August 31, 2009?

A	Goldman Sachs Retirement Strategy 2010 Portfolio —

During the one-year reporting period ended August 31, 2009, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of −10.77%, −10.38%, −10.59%, and −10.98%, respectively. This compares to the −5.55% average annual total return of the Fund’s blended benchmark, which is comprised of the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (net of withholding) (“MSCI EAFE Index (Net)”), during the same period.

Goldman Sachs Retirement Strategy 2015 Portfolio —

During the one-year reporting period ended August 31, 2009, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of −12.96%, −12.64%, −12.85%, and −13.25%, respectively. This compares to the −7.44% average annual total return of the Fund’s blended benchmark, which is comprised of the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net), during the same period.

Goldman Sachs Retirement Strategy 2020 Portfolio —

During the one-year reporting period ended August 31, 2009, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of −15.06%, −14.69%, −14.80%, and −15.21%, respectively. This compares to the −9.08% average annual total return of the Fund’s blended benchmark, which is comprised of the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net), during the same period.

Goldman Sachs Retirement Strategy 2030 Portfolio —

During the one-year reporting period ended August 31, 2009, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of −17.33%, −16.99%, −17.10%, and −17.52%, respectively. This compares to the −11.34% average annual total return of the Fund’s blended benchmark, which is comprised of the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net), during the same period.

Goldman Sachs Retirement Strategy 2040 Portfolio —

During the one-year reporting period ended August 31, 2009, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of −17.91%, −17.53%, −17.77%, and −18.08%, respectively. This compares to the −12.60% average annual total return of the Fund’s blended benchmark, which is comprised of the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net), during the same period.

Goldman Sachs Retirement Strategy 2050 Portfolio —

During the one-year reporting period ended August 31, 2009, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns of −18.64%, −18.51%, −18.62%, and −18.93%, respectively. This compares to the −13.70% average annual total return of the Fund’s blended benchmark, which is comprised of the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net), during the same period.

The components of the Portfolios’ blended benchmarks generated average annual total returns of −18.25%, 7.94%, and −14.95% for the S&P 500 Index (with dividends reinvested), the Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net), respectively, during the same period. The differing returns of the Portfolios’ blended benchmarks reflect the varying percentages of the components comprising each blended benchmark.

Q	What key factors affected the Portfolios’ annual performance?

A	The performance of the underlying mutual funds detracted significantly from the Portfolios’ results. Our quarterly tactical decisions slightly hurt the performance of all of the Retirement Strategies Portfolios.

PORTFOLIO RESULTS

Q	How did Global Tactical Asset Allocation decisions help or hurt the Portfolios’ performance during the fiscal year?

A	The implementation of our quarterly tactical views detracted modestly from the Goldman Sachs Retirement Strategy 2010 Portfolio, the Goldman Sachs Retirement Strategy 2015 Portfolio, the Goldman Sachs Retirement Strategy 2030 Portfolio and the Goldman Sachs Retirement Strategy 2050 Portfolio. The impact on the other two — the Goldman Sachs Retirement Strategy 2020 Portfolio and the Goldman Sachs Retirement Strategy 2040 Portfolio — was neutral.

The selloff in risky assets, which began in 2008, increased the risk premium of certain asset classes, including stocks, emerging markets equities and small cap equities. Although the Portfolios benefited from their overweighted allocation to equities versus fixed income in the third quarter of 2009 when investors’ risk appetite returned, the position detracted for the one-year reporting period overall. Likewise, the Portfolios’ overweighted position in small cap stocks versus large cap stocks modestly hurt results for the period, despite strong returns during the second quarter of 2009.

On a positive note, the Portfolios’ overweighted allocation to emerging markets equities versus developed markets equities contributed to performance with particularly strong results during the second calendar quarter. Additionally, our bullish view on international stocks versus U.S. stocks contributed modestly to performance for the year. Our preference for value equities over growth equities also enhanced results.

In fixed income, the Portfolios’ overweighted position in high yield bonds versus investment-grade bonds detracted slightly from performance. The impact of our views on U.S. fixed income versus international fixed income was neutral.

Q	How did the Portfolios’ Underlying Funds perform relative to their respective benchmark indices during the reporting period?

A	Among underlying equity funds, the Goldman Sachs International Real Estate Securities Fund underperformed the most relative to its benchmark index. The Goldman Sachs Structured International Small Cap Fund and Goldman Sachs Inflation Protected Securities Fund performed the best relative to their respective benchmark indices.

On the fixed income side, the Goldman Sachs Local Emerging Markets Debt Fund and the Goldman Sachs High Yield Fund underperformed their respective benchmark indices the most during the reporting period. The Goldman Sachs Global Income Fund performed the best relative to its benchmark.

Q	What tactical changes did you make during the reporting period within both the equity and fixed income portions of the Portfolios?

A	From an overweighted position in international equities versus U.S. equities at the end of 2008, we shifted the Portfolios to neutral for the second quarter of 2009. We then became slightly bullish on non-U.S. equities going into the third calendar quarter.

The Portfolios had a small bias toward U.S. growth stocks through the end of 2008. After becoming style neutral during the first quarter of 2009, we shifted to an overweighted position in value stocks.

In fixed income, we began the reporting period with an overweighted position in high yield bonds versus investment-grade bonds. Going into 2009, we became neutral and maintained this view through the end of June when we once again became bullish on high yield bonds.

After being bullish on international fixed income versus U.S. fixed income through the end of 2008, we reversed our view and adopted an overweighted allocation to U.S. fixed income through the end of the second calendar quarter. In the third quarter of 2009, we returned to our bullish view on international fixed income.

Q	What was the tactical view and strategy of the Portfolios at the end of the period?

A	As of August 31, 2009, we remained bullish on stocks relative to bonds. In the U.S. equity market, the Portfolios were modestly overweight in value stocks relative to growth stocks, and we were strongly positive about small-cap stocks versus large-cap stocks. Our outlook on international equity markets had improved, and we maintained an overweighted position within the Portfolios in emerging markets equity versus developed markets equity. We favored international fixed income over U.S. fixed income and high yield bonds over investment grade fixed income.

FUND BASICS

Retirement Strategy 2010 Portfolio
as of August 31, 2009

PERFORMANCE REVIEW

September 1, 2008–August 31, 2009	Portfolio Total Return (based on NAV)[1]

Class A	-10.77%
Institutional	-10.38
Class IR	-10.59
Class R	-10.98

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/09	One Year	Since Inception	Inception Date

Class A	-25.81%	-16.95%	9/5/07
Institutional	-21.15	-13.96	9/5/07
Class IR	-21.33	-17.48	11/30/07
Class R	-21.70	-17.91	11/30/07

[2]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.22%	3.53%
Institutional	0.82	3.13
Class IR	0.97	3.28
Class R	1.47	3.78

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL FUND WEIGHTINGS4

Percentage of Net Assets

[4]	The percentage shown for each Underlying Fund reflects the value of that fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2010 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Since Inception

Class A (Commenced September 5, 2007)
Excluding sales charges	–10.77%	–9.07%
Including sales charges	–15.72%	–11.61%

Institutional (Commenced September 5, 2007)	–10.38%	–8.66%

Class IR (Commenced November 30, 2007)	–10.59%	–11.40%

Class R (Commenced November 30, 2007)	–10.98%	–11.81%

FUND BASICS

Retirement Strategy 2015 Portfolio
as of August 31, 2009

PERFORMANCE REVIEW

September 1, 2008–August 31, 2009	Portfolio Total Return (based on NAV)[1]

Class A	-12.96%
Institutional	-12.64
Class IR	-12.85
Class R	-13.25

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/09	One Year	Since Inception	Inception Date

Class A	-28.36%	-19.06%	9/5/07
Institutional	-23.97	-16.24	9/5/07
Class IR	-24.07	-19.90	11/30/07
Class R	-24.41	-20.26	11/30/07

[2]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.24%	3.47%
Institutional	0.84	3.07
Class IR	0.99	3.22
Class R	1.49	3.72

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL FUND WEIGHTINGS4

Percentage of Net Assets

[4]	The percentage shown for each Underlying Fund reflects the value of that fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2015 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Since Inception

Class A (Commenced September 5, 2007)
Excluding sales charges	–12.96%	–10.95%
Including sales charges	–17.79%	–13.44%

Institutional (Commenced September 5, 2007)	–12.64%	–10.57%

Class IR (Commenced November 30, 2007)	–12.85%	–13.41%

Class R (Commenced November 30, 2007)	–13.25%	–13.83%

FUND BASICS

Retirement Strategy 2020 Portfolio
as of August 31, 2009

PERFORMANCE REVIEW

September 1, 2008–August 31, 2009	Portfolio Total Return (based on NAV)[1]

Class A	-15.06%
Institutional	-14.69
Class IR	-14.80
Class R	-15.21

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/09	One Year	Since Inception	Inception Date

Class A	-30.70%	-20.97%	9/5/07
Institutional	-26.41	-18.14	9/5/07
Class IR	-26.60	-21.95	11/30/07
Class R	-26.86	-22.31	11/30/07

[2]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	3.33%
Institutional	0.86	2.93
Class IR	1.01	3.08
Class R	1.51	3.58

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL FUND WEIGHTINGS4

Percentage of Net Assets

[4]	The percentage shown for each Underlying Fund reflects the value of that fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, Portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2020 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Since Inception

Class A (Commenced September 5, 2007)
Excluding sales charges	–15.06%	–12.59%
Including sales charges	–19.74%	–15.03%

Institutional (Commenced September 5, 2007)	–14.69%	–12.21%

Class IR (Commenced November 30, 2007)	–14.80%	–15.11%

Class R (Commenced November 30, 2007)	–15.21%	–15.53%

FUND BASICS

Retirement Strategy 2030 Portfolio
as of August 31, 2009

PERFORMANCE REVIEW

September 1, 2008–August 31, 2009	Portfolio Total Return (based on NAV)[1]

Class A	-17.33%
Institutional	-16.99
Class IR	-17.10
Class R	-17.52

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/09	One Year	Since Inception	Inception Date

Class A	-33.55%	-23.46%	9/5/07
Institutional	-29.28	-20.70	9/5/07
Class IR	-29.48	-24.62	11/30/07
Class R	-29.74	-24.97	11/30/07

[2]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.28%	3.18%
Institutional	0.88	2.78
Class IR	1.03	2.93
Class R	1.53	3.43

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL FUND WEIGHTINGS4

Percentage of Net Assets

[4]	The percentage shown for each Underlying Fund reflects the value of that fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2030 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Since Inception

Class A (Commenced September 5, 2007)
Excluding sales charges	–17.33%	–14.74%
Including sales charges	–21.90%	–17.12%

Institutional (Commenced September 5, 2007)	–16.99%	–14.42%

Class IR (Commenced November 30, 2007)	–17.10%	–17.40%

Class R (Commenced November 30, 2007)	–17.52%	–17.82%

FUND BASICS

Retirement Strategy 2040 Portfolio
as of August 31, 2009

PERFORMANCE REVIEW

September 1, 2008–August 31, 2009	Portfolio Total Return (based on NAV)[1]

Class A	-17.91%
Institutional	-17.53
Class IR	-17.77
Class R	-18.08

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/09	One Year	Since Inception	Inception Date

Class A	-34.36%	-24.25%	9/5/07
Institutional	-30.27	-21.57	9/5/07
Class IR	-30.39	-25.52	11/30/07
Class R	-30.66	-25.88	11/30/07

[2]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.29%	3.28%
Institutional	0.89	2.88
Class IR	1.04	3.03
Class R	1.54	3.53

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL FUND WEIGHTINGS4

Percentage of Net Assets

[4]	The percentage shown for each Underlying Fund reflects the value of that fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2040 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Since Inception

Class A (Commenced September 5, 2007)
Excluding sales charges	–17.91%	–15.42%
Including sales charges	–22.41%	–17.78%

Institutional (Commenced September 5, 2007)	–17.53%	–15.08%

Class IR (Commenced November 30, 2007)	–17.77%	–18.14%

Class R (Commenced November 30, 2007)	–18.08%	–18.50%

FUND BASICS

Retirement Strategy 2050 Portfolio
as of August 31, 2009

PERFORMANCE REVIEW

September 1, 2008–August 31, 2009	Portfolio Total Return (based on NAV)[1]

Class A	-18.64%
Institutional	-18.51
Class IR	-18.62
Class R	-18.93

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/09	One Year	Since Inception	Inception Date

Class A	-35.24%	-24.95%	9/5/07
Institutional	-31.21	-22.31	9/5/07
Class IR	-31.32	-26.32	11/30/07
Class R	-31.68	-26.69	11/30/07

[2]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.29%	3.39%
Institutional	0.89	2.99
Class IR	1.04	3.14
Class R	1.54	3.64

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL FUND WEIGHTINGS4

Percentage of Net Assets

[4]	The percentage shown for each Underlying Fund reflects the value of that fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class R and Class IR Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2050 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Since Inception

Class A (Commenced September 5, 2007)
Excluding sales charges	–18.64%	–16.02%
Including sales charges	–23.13%	–18.36%

Institutional (Commenced September 5, 2007)	–18.51%	–15.75%

Class IR (Commenced November 30, 2007)	–18.62%	–18.81%

Class R (Commenced November 30, 2007)	–18.93%	–19.17%

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Schedule of Investments
August 31, 2009

Shares	Description	Value

UNDERLYING FUNDS(a) (INSTITUTIONAL SHARES) – 100.4%

Equity – 64.6%
327,250	Goldman Sachs Structured International Equity Fund – 23.7%	$3,180,868
179,533	Goldman Sachs Structured Large Cap Value Fund – 11.3%	1,515,257
118,442	Goldman Sachs Structured Large Cap Growth Fund – 9.0%	1,203,368
108,474	Goldman Sachs Structured Small Cap Equity Fund – 7.2%	963,246
139,939	Goldman Sachs Structured Emerging Markets Equity Fund – 7.0%	940,391
60,955	Goldman Sachs Structured International Small Cap Fund – 3.1%	419,373
26,146	Goldman Sachs Real Estate Securities Fund – 1.7%	229,563
33,957	Goldman Sachs International Real Estate Securities Fund – 1.6%	210,531

		8,662,597

Fixed Income – 35.8%
162,185	Goldman Sachs Inflation Protected Securities Fund – 12.9%	1,725,650
109,334	Goldman Sachs Global Income Fund – 10.0%	1,341,527
98,533	Goldman Sachs Commodity Strategy Fund – 4.2%	571,489
46,439	Goldman Sachs Core Fixed Income Fund – 3.2%	425,379
50,270	Goldman Sachs High Yield Fund – 2.4%	323,740
19,031	Goldman Sachs Emerging Markets Debt Fund – 1.6%	211,057
23,860	Goldman Sachs Local Emerging Markets Debt Fund – 1.5%	204,489

		4,803,331

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.4%
(Cost $13,465,772)		$13,465,928

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(54,559)

NET ASSETS – 100.0%		$13,411,369

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Schedule of Investments
August 31, 2009

Shares	Description	Value

UNDERLYING FUNDS(a) (INSTITUTIONAL SHARES) – 100.0%

Equity – 71.4%
365,859	Goldman Sachs Structured International Equity Fund – 26.8%	$3,556,149
202,720	Goldman Sachs Structured Large Cap Value Fund – 12.9%	1,710,953
137,540	Goldman Sachs Structured Large Cap Growth Fund – 10.5%	1,397,409
144,929	Goldman Sachs Structured Emerging Markets Equity Fund – 7.4%	973,925
109,281	Goldman Sachs Structured Small Cap Equity Fund – 7.3%	970,419
62,078	Goldman Sachs Structured International Small Cap Fund – 3.2%	427,099
25,685	Goldman Sachs Real Estate Securities Fund – 1.7%	225,518
33,319	Goldman Sachs International Real Estate Securities Fund – 1.6%	206,580

		9,468,052

Fixed Income – 28.6%
118,589	Goldman Sachs Inflation Protected Securities Fund – 9.5%	1,261,792
90,569	Goldman Sachs Global Income Fund – 8.4%	1,111,279
101,260	Goldman Sachs Commodity Strategy Fund – 4.4%	587,306
41,038	Goldman Sachs High Yield Fund – 2.0%	264,286
17,707	Goldman Sachs Emerging Markets Debt Fund – 1.5%	196,370
22,185	Goldman Sachs Local Emerging Markets Debt Fund – 1.5%	190,117
19,265	Goldman Sachs Core Fixed Income Fund – 1.3%	176,462

		3,787,612

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.0%
(Cost $14,583,486)		$13,255,664

LIABILITIES IN EXCESS OF OTHER ASSETS – 0.0%		(2,985)

NET ASSETS – 100.0%		$13,252,679

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Schedule of Investments
August 31, 2009

Shares	Description	Value

UNDERLYING FUNDS(a) (INSTITUTIONAL SHARES) – 100.1%

Equity – 77.2%
470,425	Goldman Sachs Structured International Equity Fund – 29.6%	$4,572,534
260,371	Goldman Sachs Structured Large Cap Value Fund – 14.2%	2,197,530
179,944	Goldman Sachs Structured Large Cap Growth Fund – 11.8%	1,828,234
176,500	Goldman Sachs Structured Emerging Markets Equity Fund – 7.7%	1,186,083
129,945	Goldman Sachs Structured Small Cap Equity Fund – 7.5%	1,153,911
72,175	Goldman Sachs Structured International Small Cap Fund – 3.2%	496,566
29,798	Goldman Sachs Real Estate Securities Fund – 1.7%	261,630
38,786	Goldman Sachs International Real Estate Securities Fund – 1.5%	240,471

		11,936,959

Fixed Income – 22.9%
97,823	Goldman Sachs Inflation Protected Securities Fund – 6.7%	1,040,841
76,783	Goldman Sachs Global Income Fund – 6.1%	942,123
117,388	Goldman Sachs Commodity Strategy Fund – 4.4%	680,853
47,596	Goldman Sachs High Yield Fund – 2.0%	306,517
20,619	Goldman Sachs Emerging Markets Debt Fund – 1.5%	228,669
25,830	Goldman Sachs Local Emerging Markets Debt Fund – 1.4%	221,354
13,147	Goldman Sachs Core Fixed Income Fund – 0.8%	120,416

		3,540,773

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.1%
(Cost $15,935,084)		$15,477,732

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(13,189)

NET ASSETS – 100.0%		$15,464,543

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Schedule of Investments
August 31, 2009

Shares	Description	Value

UNDERLYING FUNDS(a) (INSTITUTIONAL SHARES) – 100.1%

Equity – 84.9%
716,189	Goldman Sachs Structured International Equity Fund – 33.2%	$6,961,357
397,594	Goldman Sachs Structured Large Cap Value Fund – 16.0%	3,355,694
280,287	Goldman Sachs Structured Large Cap Growth Fund – 13.6%	2,847,718
253,269	Goldman Sachs Structured Emerging Markets Equity Fund – 8.1%	1,701,970
180,897	Goldman Sachs Structured Small Cap Equity Fund – 7.6%	1,606,368
98,298	Goldman Sachs Structured International Small Cap Fund – 3.2%	676,293
40,125	Goldman Sachs Real Estate Securities Fund – 1.7%	352,298
52,346	Goldman Sachs International Real Estate Securities Fund – 1.5%	324,546

		17,826,244

Fixed Income – 15.2%
158,786	Goldman Sachs Commodity Strategy Fund – 4.4%	920,957
62,039	Goldman Sachs Global Income Fund – 3.6%	761,220
47,615	Goldman Sachs Inflation Protected Securities Fund – 2.4%	506,625
61,894	Goldman Sachs High Yield Fund – 1.9%	398,595
26,924	Goldman Sachs Emerging Markets Debt Fund – 1.4%	298,589
33,746	Goldman Sachs Local Emerging Markets Debt Fund – 1.4%	289,202
1,512	Goldman Sachs Core Fixed Income Fund – 0.1%	13,841

		3,189,029

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.1%
(Cost $21,075,969)		$21,015,273

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(26,608)

NET ASSETS – 100.0%		$20,988,665

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Schedule of Investments
August 31, 2009

Shares	Description	Value

UNDERLYING FUNDS(a) (INSTITUTIONAL SHARES) – 100.4%

Equity – 88.9%
490,497	Goldman Sachs Structured International Equity Fund – 34.2%	$4,767,633
279,326	Goldman Sachs Structured Large Cap Value Fund – 16.9%	2,357,511
198,462	Goldman Sachs Structured Large Cap Growth Fund – 14.4%	2,016,372
182,185	Goldman Sachs Structured Emerging Markets Equity Fund – 8.8%	1,224,280
122,768	Goldman Sachs Structured Small Cap Equity Fund – 7.8%	1,090,179
72,320	Goldman Sachs Structured International Small Cap Fund – 3.6%	497,562
26,685	Goldman Sachs Real Estate Securities Fund – 1.7%	234,293
35,010	Goldman Sachs International Real Estate Securities Fund – 1.5%	217,060

		12,404,890

Fixed Income – 11.5%
102,590	Goldman Sachs Commodity Strategy Fund – 4.3%	595,020
45,703	Goldman Sachs Global Income Fund – 4.0%	560,770
27,381	Goldman Sachs High Yield Fund – 1.3%	176,334
11,913	Goldman Sachs Emerging Markets Debt Fund – 0.9%	132,120
14,927	Goldman Sachs Local Emerging Markets Debt Fund – 0.9%	127,926
1,151	Goldman Sachs Core Fixed Income Fund – 0.1%	10,555

		1,602,725

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.4%
(Cost $15,241,019)		$14,007,615

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(52,948)

NET ASSETS – 100.0%		$13,954,667

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Schedule of Investments
August 31, 2009

Shares	Description	Value

UNDERLYING FUNDS(a) (INSTITUTIONAL SHARES) – 99.8%

Equity – 91.8%
338,415	Goldman Sachs Structured International Equity Fund – 34.8%	$3,289,395
196,893	Goldman Sachs Structured Large Cap Value Fund – 17.6%	1,661,778
140,670	Goldman Sachs Structured Large Cap Growth Fund – 15.1%	1,429,204
130,614	Goldman Sachs Structured Emerging Markets Equity Fund – 9.3%	877,728
84,113	Goldman Sachs Structured Small Cap Equity Fund – 7.9%	746,921
52,807	Goldman Sachs Structured International Small Cap Fund – 3.8%	363,310
17,967	Goldman Sachs Real Estate Securities Fund – 1.7%	157,755
23,634	Goldman Sachs International Real Estate Securities Fund – 1.6%	146,533

		8,672,624

Fixed Income – 8.0%
67,189	Goldman Sachs Commodity Strategy Fund – 4.1%	389,695
16,722	Goldman Sachs Global Income Fund – 2.2%	205,180
10,035	Goldman Sachs High Yield Fund – 0.7%	64,624
4,367	Goldman Sachs Emerging Markets Debt Fund – 0.5%	48,431
5,469	Goldman Sachs Local Emerging Markets Debt Fund – 0.5%	46,869
442	Goldman Sachs Core Fixed Income Fund – 0.0%	4,045

		758,844

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 99.8%
(Cost $11,609,899)		$9,431,468

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		17,551

NET ASSETS – 100.0%		$9,449,019

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Assets and Liabilities
August 31, 2009

Retirement
Strategy 2010
Portfolio

Assets:

Investments in Affiliated Underlying Funds, at value (identified cost $13,465,772, $14,583,486, $15,935,084, $21,075,969, $15,241,019 and $11,609,899, respectively)	$13,465,928
Cash	6,860
Receivables:
Dividends	14,015
Reimbursement from investment adviser	9,558
Portfolio shares sold	2,737
Investment securities sold	—

Total assets	13,499,098

Liabilities:

Due to Custodian	—
Payables:
Investment securities purchased	20,807
Amounts owed to affiliates	3,241
Portfolio shares redeemed	—
Accrued expenses	63,681

Total liabilities	87,729

Net Assets:

Paid-in capital	15,917,009
Accumulated undistributed net investment income	205,255
Accumulated net realized loss from investment transactions	(2,711,051)
Net unrealized gain (loss) on investments	156

NET ASSETS	$13,411,369

Net Assets:
Class A	$5,065,318
Institutional	8,329,926
Class IR	8,089
Class R	8,036

Total Net Assets	$13,411,369

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	658,501
Institutional	1,076,478
Class IR	1,047
Class R	1,042

Net asset value, offering and redemption price per share:(a)
Class A	$7.69
Institutional	7.74
Class IR	7.72
Class R	7.71

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040 and Retirement Strategy 2050 Portfolios is $8.14, $7.71, $7.47, $7.04, $6.86 and $6.79, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement	Retirement	Retirement	Retirement	Retirement
Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$13,255,664	$15,477,732	$21,015,273	$14,007,615	$9,431,468
693	—	—	—	1,251

10,893	10,230	9,388	2,549	937
13,068	13,310	13,109	12,612	12,425
51,846	42,729	45,167	77,997	68,433
—	11,832	20,060	—	—

13,332,164	15,555,833	21,102,997	14,100,773	9,514,514

—	11,832	20,297	845	—

10,850	10,179	9,324	2,521	1,002
3,000	4,353	6,855	3,784	1,795
2,207	1,275	13,964	75,702	—
63,428	63,651	63,892	63,254	62,698

79,485	91,290	114,332	146,106	65,495

16,156,288	18,283,927	23,949,145	17,156,222	12,859,614
190,730	243,930	133,980	130,684	151,209
(1,766,517)	(2,605,962)	(3,033,764)	(2,098,835)	(1,383,373)
(1,327,822)	(457,352)	(60,696)	(1,233,404)	(2,178,431)

$13,252,679	$15,464,543	$20,988,665	$13,954,667	$9,449,019

$4,287,071	$7,657,836	$12,748,866	$6,435,160	$2,303,998
8,945,843	7,744,128	7,699,926	7,314,309	7,130,511
7,770	7,501	7,150	7,040	6,941
11,995	55,078	532,723	198,158	7,569

$13,252,679	$15,464,543	$20,988,665	$13,954,667	$9,449,019

588,003	1,084,746	1,916,622	993,435	359,049
1,220,914	1,090,988	1,152,456	1,124,126	1,106,451
1,062	1,058	1,072	1,084	1,079
1,643	7,778	79,934	30,523	1,178

$7.29	$7.06	$6.65	$6.48	$6.42
7.33	7.10	6.68	6.51	6.44
7.31	7.09	6.67	6.49	6.43
7.30	7.08	6.66	6.49	6.43

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Operations
For the Fiscal Year Ended August 31, 2009

Retirement
Strategy 2010
Portfolio

Investment income:

Dividends from Affiliated Underlying Funds	$481,006

Expenses:

Professional fees	108,271
Registration fees	68,701
Printing fees	32,972
Custody and accounting fees	31,558
Management fees	16,607
Trustee fees	16,500
Transfer Agent fees(a)	10,067
Distribution and Service fees(a)	9,398
Amortization of offering costs	5,338
Service share fees — Shareholder Administration Plan(b)	9
Service share fees — Service Plan(b)	9
Other	21,926

Total expenses	321,356

Less — expense reductions	(289,254)

Net expenses	32,102

NET INVESTMENT INCOME	448,904

Realized and unrealized gain (loss) from investment transactions:

Capital gain distributions from Affiliated Underlying Funds	36,707
Net realized loss from Affiliated Underlying Funds	(2,544,299)
Net change in unrealized gain (loss) on Underlying Funds	1,156,218

Net realized and unrealized loss from investment transactions	(1,351,374)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(902,470)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees		Transfer Agent Fees
Portfolio	Class A	Class R	Class A	Institutional	Service(b)	Class IR	Class R
Retirement Strategy 2010	$9,363	$35	$7,116	$2,923	$2	$13	$13
Retirement Strategy 2015	7,142	36	5,428	3,042	2	13	13
Retirement Strategy 2020	12,099	50	9,195	2,688	2	12	19
Retirement Strategy 2030	17,712	213	13,461	2,585	2	12	80
Retirement Strategy 2040	8,689	99	6,603	2,494	2	12	38
Retirement Strategy 2050	2,569	30	1,952	2,444	1	12	12

(b)	Service Shares liquidated on March 13, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement	Retirement	Retirement	Retirement	Retirement
Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$430,844	$435,588	$450,744	$322,555	$230,154

108,331	108,331	108,331	108,331	108,331
68,539	69,298	69,625	68,674	68,012
31,628	32,736	33,959	29,592	26,742
31,497	31,549	31,664	31,430	31,369
15,722	17,372	20,400	14,613	10,730
16,500	16,500	16,500	16,500	16,500
8,498	11,916	16,140	9,149	4,421
7,178	12,149	17,925	8,788	2,599
3,107	3,113	3,096	3,092	3,092
9	9	8	8	8
9	9	8	8	8
17,444	17,595	18,311	17,573	17,406

308,462	320,577	335,967	307,758	289,218

(280,823)	(283,297)	(286,387)	(278,702)	(274,029)

27,639	37,280	49,580	29,056	15,189

403,205	398,308	401,164	293,499	214,965

30,573	31,016	32,148	25,198	21,949
(1,602,616)	(2,415,863)	(2,721,369)	(1,936,246)	(1,171,003)
89,367	1,105,724	1,715,860	643,898	(441,911)

(1,482,676)	(1,279,123)	(973,361)	(1,267,150)	(1,590,965)

$(1,079,471)	$(880,815)	$(572,197)	$(973,651)	$(1,376,000)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Changes in Net Assets

	Retirement Strategy 2010 Portfolio		Retirement Strategy 2015 Portfolio
	For the	For the	For the	For the
	Fiscal Year Ended	Period Ended	Fiscal Year Ended	Period Ended
	August 31, 2009	August 31, 2008(a)	August 31, 2009	August 31, 2008(a)

From operations:

Net investment income	$448,904	$283,587	$403,205	$266,915
Net realized gain (loss) from investment transactions and capital gain distributions from Affiliated Underlying Funds	(2,507,592)	50,673	(1,572,043)	159,805
Net change in unrealized gain (loss) on Underlying Funds	1,156,218	(1,156,062)	89,367	(1,417,189)

Net decrease in net assets resulting from operations	(902,470)	(821,802)	(1,079,471)	(990,469)

Distributions to shareholders:

From net investment income
Class A Shares	(136,700)	(211)	(78,576)	(224)
Institutional Shares	(250,425)	(219,004)	(248,801)	(235,927)
Service Shares(b)	(206)	(204)	(185)	(220)
Class IR Shares(c)	(231)	(213)	(210)	(230)
Class R Shares(c)	(187)	(209)	(168)	(226)
From net realized gains
Class A Shares	(43,371)	(57)	(52,446)	(61)
Institutional Shares	(76,359)	(55,899)	(157,190)	(60,778)
Service Shares(b)	(77)	(56)	(145)	(61)
Class IR Shares(c)	(74)	(54)	(141)	(59)
Class R Shares(c)	(74)	(55)	(141)	(59)

Total distributions to shareholders	(507,704)	(275,962)	(538,003)	(297,845)

From share transactions:

Net proceeds from sales of shares	6,567,372	12,597,825	4,130,398	12,965,007
Reinvestment of distributions	507,704	275,962	538,003	297,845
Cost of shares redeemed	(3,180,941)	(848,615)	(1,421,484)	(351,302)

Net increase in net assets resulting from share transactions	3,894,135	12,025,172	3,246,917	12,911,550

TOTAL INCREASE	2,483,961	10,927,408	1,629,443	11,623,236

Net assets:

Beginning of period	10,927,408	—	11,623,236	—

End of period	$13,411,369	$10,927,408	$13,252,679	$11,623,236

Accumulated undistributed net investment income	$205,255	$126,258	$190,730	$99,186

            (a) All Portfolios commenced operations on September 5, 2007.
            (b) Service Shares liquidated on March 13, 2009.
            (c) Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2020 Portfolio		Retirement Strategy 2030 Portfolio		Retirement Strategy 2040 Portfolio
For the	For the	For the	For the	For the	For the
Fiscal Year Ended	Period Ended	Fiscal Year Ended	Period Ended	Fiscal Year Ended	Period Ended
August 31, 2009	August 31, 2008(a)	August 31, 2009	August 31, 2008(a)	August 31, 2009	August 31, 2008(a)

$398,308	$256,829	$401,164	$239,806	$293,499	$226,463
(2,384,847)	172,329	(2,689,221)	100,532	(1,911,048)	267,564
1,105,724	(1,563,076)	1,715,860	(1,776,556)	643,898	(1,877,302)

(880,815)	(1,133,918)	(572,197)	(1,436,218)	(973,651)	(1,383,275)

(88,896)	(1,048)	(153,889)	(392)	(51,927)	(339)
(172,013)	(238,922)	(199,389)	(251,596)	(179,007)	(257,085)
(128)	(223)	(156)	(236)	(137)	(242)
(154)	(233)	(182)	(247)	(163)	(252)
(112)	(229)	(141)	(242)	(122)	(248)

(87,087)	(284)	(127,234)	(106)	(69,639)	(91)
(154,511)	(62,475)	(154,586)	(65,369)	(220,531)	(66,567)
(154)	(63)	(154)	(66)	(221)	(67)
(150)	(61)	(151)	(64)	(216)	(65)
(150)	(61)	(151)	(64)	(216)	(65)

(503,355)	(303,599)	(636,033)	(318,382)	(522,179)	(325,021)

6,711,426	13,863,612	11,072,005	15,266,602	5,735,885	12,281,386
501,968	303,599	635,905	318,382	522,050	325,021
(2,479,657)	(614,718)	(2,122,547)	(1,218,852)	(1,344,237)	(361,312)

4,733,737	13,552,493	9,585,363	14,366,132	4,913,698	12,245,095

3,349,567	12,114,976	8,377,133	12,611,532	3,417,868	10,536,799

12,114,976	—	12,611,532	—	10,536,799	—

$15,464,543	$12,114,976	$20,988,665	$12,611,532	$13,954,667	$10,536,799

$243,930	$91,140	$133,980	$68,853	$130,684	$53,375

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Changes in Net Assets

	Retirement Strategy 2050 Portfolio
	For the	For the
	Fiscal Year Ended	Period Ended
	August 31, 2009	August 31, 2008(a)

From operations:

Net investment income	$214,965	$212,537
Net realized gain (loss) from investment transactions and capital gain distributions from Affiliated Underlying Funds	(1,149,054)	212,925
Net change in unrealized loss on Underlying Funds	(441,911)	(1,736,520)

Net decrease in net assets resulting from operations	(1,376,000)	(1,311,058)

Distributions to shareholders:

From net investment income
Class A Shares	(7,972)	(305)
Institutional Shares	(104,514)	(263,073)
Service Shares(b)	(62)	(247)
Class IR Shares(c)	(90)	(258)
Class R Shares(c)	(49)	(254)
From net realized gains
Class A Shares	(22,303)	(82)
Institutional Shares	(257,663)	(67,664)
Service Shares(b)	(258)	(68)
Class IR Shares(c)	(252)	(66)
Class R Shares(c)	(252)	(66)

Total distributions to shareholders	(393,415)	(332,083)

From share transactions:

Net proceeds from sales of shares	1,916,692	10,593,819
Reinvestment of distributions	393,415	332,083
Cost of shares redeemed	(334,501)	(39,933)

Net increase in net assets resulting from share transactions	1,975,606	10,885,969

TOTAL INCREASE	206,191	9,242,828

Net assets:

Beginning of period	9,242,828	—

End of period	$9,449,019	$9,242,828

Accumulated undistributed net investment income	$151,209	$36,308

      (a) All Portfolios commenced operations on September 5, 2007.
      (b) Service Shares liquidated on March 13, 2009.
      (c) Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements
August 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or “Funds” or individually a “Portfolio” or “Fund”), along with their corresponding share classes and respective diversification status under the Act:

	Share Classes	Diversified/
Portfolio	Offered	Non-Diversified

All Retirement Strategies Portfolios	A, Institutional, IR and R Shares	Diversified

Class A Shares of the Portfolios are sold with a front-end sales charge of up to 5.50%. Institutional, Class IR and Class R Shares of the Portfolios are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor. As of March 13, 2009, the Service Shares of the Portfolios were liquidated.
The Portfolios are expected to invest all of their assets in a combination of affiliated underlying equity and fixed income funds (“Underlying Funds”).
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Portfolios as well as the Underlying Funds is to value investments at market value. Each Portfolio invests in a combination of underlying mutual funds (the “Underlying Funds”) for which GSAM and Goldman Sachs Asset Management International (“GSAMI”), affiliates of Goldman Sachs, act as investment advisers. Investments in the Underlying Funds are valued at the net asset value per share (“NAV”) of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds, which fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers (i) yield or price with respect to bonds that are considered comparable in such characteristics as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

positions and at the last ask price for short positions. Unlisted equity securities in the Underlying Funds for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) by the Underlying Funds are valued at the NAV on the valuation date.
The Underlying Funds may also invest in equity securities traded on a foreign securities exchange that are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM or GSAMI by taking into consideration market or security specific information as discussed below.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time it determines an Underlying Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Purchases and sales of the Underlying Funds and fund share transactions are reflected for financial reporting purposes as of the trade date which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to fund share transactions. Realized gains and losses on sales of the Underlying Funds are calculated using the identified cost basis. Dividend income, capital gains and return of capital distributions from the Underlying Funds are recognized on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Portfolio based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios on a straight-line and/or “pro-rata” basis depending upon the nature of the expense and are accrued daily. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Portfolio	Declared/Paid	Declared/Paid

All Retirement Strategies Portfolios	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior tax year) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E. Offering Costs — Offering costs paid in connection with the offering of shares of the Portfolios have been amortized on a straight-line basis over 12 months from the date of the commencement of operations.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and payable monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets. GSAM has voluntarily agreed to waive a portion of its management fee equal to 0.05% of each Portfolio’s average daily net assets.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services and account maintenance services equal to, on an annual basis, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to Class A and Class R Shares, respectively. With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2009

3. AGREEMENTS (continued)

Goldman Sachs may retain a portion of the Class A sales charge. During the fiscal year ended August 31, 2009, Goldman Sachs advised that it retained the following approximate amounts:

Front End
Sales Charge
Portfolio	Class A

Retirement Strategy 2010	$1,800

Retirement Strategy 2015	700

Retirement Strategy 2020	1,600

Retirement Strategy 2030	3,400

Retirement Strategy 2040	3,200

Retirement Strategy 2050	1,300

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Portfolio, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Portfolios (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior period expense reimbursements, if any. The Other Expense limitations for the Portfolios as an annual percentage rate of average daily net assets are 0.014%. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent resulting in a reduction in the Portfolios’ expenses.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

3. AGREEMENTS (continued)

For the fiscal year ended August 31, 2009, these expense reductions, including any fee waivers and Other Expense reimbursements were as follows (in thousands):

		Other	Total
	Management	Expense	Expense
Portfolio	Fee Waiver	Reimbursement	Reductions

Retirement Strategy 2010	$5	$284	$289

Retirement Strategy 2015	5	276	281

Retirement Strategy 2020	6	277	283

Retirement Strategy 2030	7	279	286

Retirement Strategy 2040	5	274	279

Retirement Strategy 2050	4	270	274

As of August 31, 2009, the amounts owed to affiliates were as follows (in thousands):

		Distribution
	Management	and Service		Transfer
Portfolio	Fees	Fees		Agent Fees	Total

Retirement Strategy 2010	$1	$1		$1	$3

Retirement Strategy 2015	1	1		1	3

Retirement Strategy 2020	1	2		1	4

Retirement Strategy 2030	2	3		2	7

Retirement Strategy 2040	1	2		1	4

Retirement Strategy 2050	1	—	*	1	2

*	Amount is less than $500.

F. Line of Credit Facility — The Portfolios participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Portfolios and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2009, the Portfolios did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2009

4. FAIR VALUE OF INVESTMENTS (continued)

priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1— Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2— Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3— Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Portfolios’ investments categorized in the fair value hierarchy:

	Retirement Strategy 2010			Retirement Strategy 2015			Retirement Strategy 2020
Assets	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3

Equity Underlying Funds	$8,662,597	$—	$—	$9,468,052	$—	$—	$11,936,959	$—	$—
Fixed Income Underlying Funds	4,803,331	—	—	3,787,612	—	—	3,540,773	—	—

Total	$13,465,928	$—	$—	$13,255,664	$—	$—	$15,477,732	$—	$—

	Retirement Strategy 2030			Retirement Strategy 2040			Retirement Strategy 2050
Assets	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3

Equity Underlying Funds	$17,826,244	$—	$—	$12,404,890	$—	$—	$8,672,624	$—	$—
Fixed Income Underlying Funds	3,189,029	—	—	1,602,725	—	—	758,844	—	—

Total	$21,015,273	$—	$—	$14,007,615	$—	$—	$9,431,468	$—	$—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the fiscal year ended August 31, 2009, were as follows:

		Sales and
Portfolio	Purchases	Maturities

Retirement Strategy 2010	$9,973,416	$6,071,084

Retirement Strategy 2015	7,271,008	4,158,378

Retirement Strategy 2020	9,982,461	5,340,897

Retirement Strategy 2030	14,886,003	5,509,146

Retirement Strategy 2040	8,324,161	3,593,294

Retirement Strategy 2050	3,821,321	2,051,732

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2009 was as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy	Strategy	Strategy	Strategy	Strategy	Strategy
	2010	2015	2020	2030	2040	2050

Distributions paid from:
Ordinary income	$387,749	$327,186	$260,453	$352,735	$230,666	$112,059
Net long-term capital gains	119,955	210,817	242,902	283,298	291,513	281,356

Total taxable distributions	$507,704	$538,003	$503,355	$636,033	$522,179	$393,415

The tax character of distributions paid during the period ended August 31, 2008 was as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy	Strategy	Strategy	Strategy	Strategy	Strategy
	2010	2015	2020	2030	2040	2050

Distributions paid from:
Ordinary income	$275,962	$297,845	$303,599	$318,382	$325,021	$332,083

As of August 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy	Strategy	Strategy	Strategy	Strategy	Strategy
	2010	2015	2020	2030	2040	2050

Undistributed ordinary income — net	$198,706	$184,539	$239,125	$130,175	$128,155	$149,306
Undistributed long-term capital gains	1,318	—	—	—	—	—

Total undistributed earnings	$200,024	$184,539	$239,125	$130,175	$128,155	$149,306

Capital loss carryforwards expiring 2017[1]	—	(37,262)	(92,140)	(6,509)	(60,191)	(127,377)
Timing differences (Post October losses)	(465,990)	(249,580)	(260,248)	(260,652)	(317,219)	(276,485)
Unrealized losses — net	(2,239,674)	(2,801,306)	(2,706,121)	(2,823,494)	(2,952,300)	(3,156,039)

Total accumulated losses — net	$(2,505,640)	$(2,903,609)	$(2,819,384)	$(2,960,480)	$(3,201,555)	$(3,410,595)

[1]	Expiration occurs on August 31 of the year indicated.

At August 31, 2009, the Portfolios’ aggregate security unrealized gains and (losses) based on cost for U.S. federal income tax purposes were as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy	Strategy	Strategy	Strategy	Strategy	Strategy
	2010	2015	2020	2030	2040	2050

Tax Cost	$15,705,602	$16,056,970	$18,183,853	$23,838,767	$16,959,915	$12,587,507

Gross unrealized gain	343,457	128,982	274,246	438,539	118,289	14,886
Gross unrealized loss	(2,583,131)	(2,930,288)	(2,980,367)	(3,262,033)	(3,070,589)	(3,170,925)

Net unrealized security loss	$(2,239,674)	$(2,801,306)	$(2,706,121)	$(2,823,494)	$(2,952,300)	$(3,156,039)

The difference between book-basis and tax-basis unrealized losses is attributable primarily to wash sales and differences related to the tax treatment of Underlying Fund investments.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2009

6. TAX INFORMATION (continued)

In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from certain non-deductible expenses, dividend redesignations and differences related to the tax treatment of Underlying Fund investments.

			Accumulated
		Accumulated net	undistributed net
Portfolio	Paid-in capital	realized gain (loss)	investment income (loss)

Retirement Strategy 2010	$(31)	$(17,811)	$17,842

Retirement Strategy 2015	(16)	(16,263)	16,279

Retirement Strategy 2020	(18)	(15,767)	15,785

Retirement Strategy 2030	(21)	(17,699)	17,720

Retirement Strategy 2040	(529)	(14,637)	15,166

Retirement Strategy 2050	—	(12,623)	12,623

7. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Portfolios have unsettled or open transaction defaults.

Portfolios’ Shareholder Concentration — The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of each Underlying Fund’s net assets.
As of August 31, 2009, none of the Portfolios were the owners of record of 5% or more of the total outstanding voting shares of the Underlying Funds. As of August 31, 2009, Goldman Sachs Group, Inc. was the beneficial owner of the outstanding shares of the Portfolios as follows:

Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
Strategy	Strategy	Strategy	Strategy	Strategy	Strategy
2010	2015	2020	2030	2040	2050

62%	60%	50%	35%	52%	75%

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

9. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). FAS 165 is effective for interim and annual financial statements issued for fiscal periods ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date will be evaluated through October 16, 2009, the date that the financial statements were issued.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2009

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Retirement Strategy 2010 Portfolio

	For the Fiscal Year Ended		For the Period Ended
	August 31, 2009		August 31, 2008(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	918,277	$6,566,984	268,990	$2,585,805
Reinvestment of distributions	27,832	180,071	27	268
Shares redeemed	(465,204)	(3,172,645)	(91,421)	(848,615)

	480,905	3,574,410	177,596	1,737,458

Institutional Shares
Shares sold	43	267	998,195	9,982,010
Reinvestment of distributions	50,352	326,784	28,137	274,903
Shares redeemed	(249)	(1,838)	—	—

	50,146	325,213	1,026,332	10,256,913

Service Shares(b)
Shares sold	—	—	1,001	10,010
Reinvestment of distributions	43	282	27	259
Shares redeemed	(1,071)	(6,351)	—	—

	(1,028)	(6,069)	1,028	10,269

Class IR Shares(c)
Shares sold	5	36	973	10,000
Reinvestment of distributions	47	305	27	268
Shares redeemed	(5)	(36)	—	—

	47	305	1,000	10,268

Class R Shares(c)
Shares sold	12	85	973	10,000
Reinvestment of distributions	40	262	27	264
Shares redeemed	(10)	(71)	—	—

	42	276	1,000	10,264

NET INCREASE	530,112	$3,894,135	1,206,956	$12,025,172

(a)	All Portfolios commenced operations on September 5, 2007.
(b)	Service Shares liquidated on March 13, 2009.
(c)	Commenced operations on November 30, 2007.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2015 Portfolio				Retirement Strategy 2020 Portfolio

For the Fiscal Year Ended		For the Period Ended		For the Fiscal Year Ended		For the Period Ended
August 31, 2009		August 31, 2008(a)		August 31, 2009		August 31, 2008(a)

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

580,677	$3,833,762	235,056	$2,194,987	1,085,783	$6,531,333	416,953	$3,833,592
21,550	131,022	29	282	30,083	175,983	138	1,332
(210,705)	(1,415,436)	(38,604)	(351,302)	(380,143)	(2,363,439)	(68,068)	(614,718)

391,522	2,549,348	196,481	1,843,967	735,723	4,343,877	349,023	3,220,206

45,633	292,500	1,078,170	10,740,010	4,397	23,351	1,000,034	10,000,010
66,556	405,991	30,556	296,706	55,390	325,138	31,168	301,396
(1)	(7)	—	—	(1)	(7)	—	—

112,188	698,484	1,108,726	11,036,716	59,786	348,482	1,031,202	10,301,406

—	—	1,001	10,010	—	—	1,001	10,010
54	329	29	281	48	281	29	286
(1,084)	(5,962)	—	—	(1,078)	(5,630)	—	—

(1,030)	(5,633)	1,030	10,291	(1,030)	(5,349)	1,030	10,296

5	34	975	10,000	7	45	976	10,000
57	352	30	290	52	304	30	295
(5)	(34)	—	—	(7)	(45)	—	—

57	352	1,005	10,290	52	304	1,006	10,295

595	4,102	975	10,000	22,587	156,697	976	10,000
51	309	29	286	44	262	30	290
(7)	(45)	—	—	(15,859)	(110,536)	—	—

639	4,366	1,004	10,286	6,772	46,423	1,006	10,290

503,376	$3,246,917	1,308,246	$12,911,550	801,303	$4,733,737	1,383,267	$13,552,493

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2009

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Retirement Strategy 2030 Portfolio

	For the Fiscal Year Ended		For the Period Ended
	August 31, 2009		August 31, 2008(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,789,983	$10,235,321	574,999	$5,234,582
Reinvestment of distributions	51,466	281,002	52	498
Shares redeemed	(364,133)	(2,099,215)	(135,745)	(1,218,852)

	1,477,316	8,417,108	439,306	4,016,228

Institutional Shares
Shares sold	54,315	298,991	1,000,414	10,002,010
Reinvestment of distributions	64,710	353,968	33,017	316,964
Shares redeemed	—	—	—	—

	119,025	652,959	1,033,431	10,318,974

Service Shares(b)
Shares sold	2	9	1,001	10,010
Reinvestment of distributions	57	310	31	302
Shares redeemed	(1,091)	(5,227)	—	—

	(1,032)	(4,908)	1,032	10,312

Class IR Shares(c)
Shares sold	7	39	979	10,000
Reinvestment of distributions	61	333	32	311
Shares redeemed	(7)	(39)	—	—

	61	333	1,011	10,311

Class R Shares(c)
Shares sold	81,559	537,645	978	10,000
Reinvestment of distributions	54	292	32	307
Shares redeemed	(2,689)	(18,066)	—	—

	78,924	519,871	1,010	10,307

NET INCREASE	1,674,294	$9,585,363	1,475,790	$14,366,132

(a)	All Portfolios commenced operations on September 5, 2007.

(b)	Service Shares liquidated on March 13, 2009.

(c)	Commenced operations on November 30, 2007.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2040 Portfolio				Retirement Strategy 2050 Portfolio

For the Fiscal Year Ended		For the Period Ended		For the Fiscal Year Ended		For the Period Ended
August 31, 2009		August 31, 2008(a)		August 31, 2009		August 31, 2008(a)

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

997,186	$5,452,255	248,748	$2,252,241	351,901	$1,899,632	64,364	$566,970
22,956	121,437	45	430	5,778	30,275	41	385
(233,922)	(1,327,219)	(41,578)	(361,312)	(58,323)	(327,883)	(4,712)	(39,933)

786,220	4,246,473	207,215	1,891,359	299,356	1,602,024	59,693	527,422

17,429	95,318	1,000,153	9,999,135	3,290	16,320	999,798	9,996,839
75,101	399,539	33,820	323,652	68,986	362,177	34,632	330,738
(2,377)	(11,887)	—	—	(255)	(1,607)	—	—

90,153	482,970	1,033,973	10,322,787	72,021	376,890	1,034,430	10,327,577

—	—	1,001	10,010	—	—	1,001	10,010
67	357	32	308	61	320	33	315
(1,100)	(5,053)	—	—	(1,095)	(4,928)	—	—

(1,033)	(4,696)	1,033	10,318	(1,034)	(4,608)	1,034	10,325

7	41	980	10,000	7	39	980	10,000
71	379	33	318	66	342	33	325
(7)	(41)	—	—	(7)	(39)	—	—

71	379	1,013	10,318	66	342	1,013	10,325

29,453	188,271	979	10,000	115	701	979	10,000
64	338	33	313	57	301	34	320
(6)	(37)	—	—	(7)	(44)	—	—

29,511	188,572	1,012	10,313	165	958	1,013	10,320

904,922	$4,913,698	1,244,246	$12,245,095	370,574	$1,975,606	1,097,183	$10,885,969

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		loss	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED AUGUST 31,

2009 - A	$9.03	$0.26	(b)	$(1.29)	$(1.03)	$(0.24)	$(0.07)	$(0.31)
2009 - Institutional	9.06	0.28	(b)	(1.28)	(1.00)	(0.25)	(0.07)	(0.32)
2009 - IR	9.04	0.27	(b)	(1.28)	(1.01)	(0.24)	(0.07)	(0.31)
2009 - R	9.01	0.24	(b)	(1.28)	(1.04)	(0.19)	(0.07)	(0.26)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced September 5, 2007)	10.00	0.30		(1.01)	(0.71)	(0.20)	(0.06)	(0.26)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.32		(0.98)	(0.66)	(0.22)	(0.06)	(0.28)
2008 - IR (Commenced November 30, 2007)	10.28	0.32		(1.28)	(0.96)	(0.22)	(0.06)	(0.28)
2008 - R (Commenced November 30, 2007)	10.28	0.31		(1.31)	(1.00)	(0.21)	(0.06)	(0.27)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(a)		net assets(d)		net assets(a)		rate

$7.69	(10.77)%	$5,065	0.55%		3.91%		3.16%		1.30%		54%
7.74	(10.38)	8,330	0.15		4.13		2.76		1.52		54
7.72	(10.59)	8	0.30		3.97		2.91		1.36		54
7.71	(10.98)	8	0.80		3.50		3.41		0.89		54

9.03	(7.27)	1,604	0.55	(e)	2.59	(e)	3.54	(e)	(0.40	)(e)	41
9.06	(6.85)	9,296	0.15	(e)	2.74	(e)	3.14	(e)	(0.25	)(e)	41
9.04	(9.58)	9	0.30	(e)	2.37	(e)	3.29	(e)	(0.62	)(e)	41
9.01	(9.92)	9	0.80	(e)	2.30	(e)	3.79	(e)	(0.69	)(e)	41

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		loss	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED AUGUST 31,

2009 - A	$8.86	$0.23	(b)	$(1.45)	$(1.22)	$(0.21)	$(0.14)	$(0.35)
2009 - Institutional	8.89	0.26	(b)	(1.46)	(1.20)	(0.22)	(0.14)	(0.36)
2009 - IR	8.87	0.25	(b)	(1.46)	(1.21)	(0.21)	(0.14)	(0.35)
2009 - R	8.84	0.21	(b)	(1.44)	(1.23)	(0.17)	(0.14)	(0.31)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced September 5, 2007)	10.00	0.30		(1.16)	(0.86)	(0.22)	(0.06)	(0.28)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.32		(1.13)	(0.81)	(0.24)	(0.06)	(0.30)
2008 - IR (Commenced November 30, 2007)	10.26	0.31		(1.40)	(1.09)	(0.24)	(0.06)	(0.30)
2008 - R (Commenced November 30, 2007)	10.26	0.31		(1.44)	(1.13)	(0.23)	(0.06)	(0.29)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(a)		net assets(d)		net assets(a)		rate

$7.29	(12.96)%	$4,287	0.55%		3.58%		3.23%		0.90%		39%
7.33	(12.64)	8,946	0.15		3.95		2.83		1.27		39
7.31	(12.85)	8	0.30		3.81		2.98		1.13		39
7.30	(13.25)	12	0.80		3.30		3.48		0.62		39

8.86	(8.80)	1,741	0.55	(e)	2.27	(e)	3.57	(e)	(0.75	)(e)	34
8.89	(8.38)	9,855	0.15	(e)	2.60	(e)	3.17	(e)	(0.42	)(e)	34
8.87	(10.90)	9	0.30	(e)	2.79	(e)	3.32	(e)	(0.23	)(e)	34
8.84	(11.24)	9	0.80	(e)	2.25	(e)	3.82	(e)	(0.77	)(e)	34

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		loss	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED AUGUST 31,

2009 - A	$8.74	$0.19	(b)	$(1.57)	$(1.38)	$(0.15)	$(0.15)	$(0.30)
2009 - Institutional	8.77	0.23	(b)	(1.58)	(1.35)	(0.17)	(0.15)	(0.32)
2009 - IR	8.75	0.22	(b)	(1.58)	(1.36)	(0.15)	(0.15)	(0.30)
2009 - R	8.72	0.13	(b)	(1.51)	(1.38)	(0.11)	(0.15)	(0.26)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced September 5, 2007)	10.00	0.30		(1.27)	(0.97)	(0.23)	(0.06)	(0.29)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.31		(1.24)	(0.93)	(0.24)	(0.06)	(0.30)
2008 - IR (Commenced November 30, 2007)	10.25	0.31		(1.51)	(1.20)	(0.24)	(0.06)	(0.30)
2008 - R (Commenced November 30, 2007)	10.25	0.30		(1.53)	(1.23)	(0.24)	(0.06)	(0.30)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(a)		net assets(d)		net assets(a)		rate

$7.06	(15.06)%	$7,658	0.55%		3.04%		3.00%		0.59%		45%
7.10	(14.69)	7,744	0.15		3.73		2.60		1.28		45
7.09	(14.80)	8	0.30		3.58		2.75		1.13		45
7.08	(15.21)	55	0.80		1.98		3.25		(0.47)		45

8.74	(9.94)	3,049	0.55	(e)	2.06	(e)	3.47	(e)	(0.86	)(e)	33
8.77	(9.56)	9,040	0.15	(e)	2.48	(e)	3.07	(e)	(0.44	)(e)	33
8.75	(11.97)	9	0.30	(e)	2.68	(e)	3.22	(e)	(0.24	)(e)	33
8.72	(12.31)	9	0.80	(e)	2.17	(e)	3.72	(e)	(0.75	)(e)	33

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		loss	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED AUGUST 31,

2009 - A	$8.53	$0.14	(b)	$(1.69)	$(1.55)	$(0.18)	$(0.15)	$(0.33)
2009 - Institutional	8.55	0.20	(b)	(1.73)	(1.53)	(0.19)	(0.15)	(0.34)
2009 - IR	8.53	0.20	(b)	(1.73)	(1.53)	(0.18)	(0.15)	(0.33)
2009 - R	8.50	0.02	(b)	(1.57)	(1.55)	(0.14)	(0.15)	(0.29)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced September 5, 2007)	10.00	0.29		(1.45)	(1.16)	(0.24)	(0.07)	(0.31)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.30		(1.43)	(1.13)	(0.25)	(0.07)	(0.32)
2008 - IR (Commenced November 30, 2007)	10.22	0.30		(1.67)	(1.37)	(0.25)	(0.07)	(0.32)
2008 - R (Commenced November 30, 2007)	10.22	0.29		(1.69)	(1.40)	(0.25)	(0.07)	(0.32)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(a)		net assets(d)		net assets(a)		rate

$6.65	(17.33)%	$12,749	0.55%		2.48%		2.66%		0.37%		39%
6.68	(16.99)	7,700	0.15		3.48		2.26		1.37		39
6.67	(17.10)	7	0.30		3.37		2.41		1.26		39
6.66	(17.52)	533	0.80		0.25		2.91		(1.86)		39

8.53	(11.97)	3,747	0.55	(e)	1.91	(e)	3.42	(e)	(0.96	)(e)	39
8.55	(11.67)	8,838	0.15	(e)	2.33	(e)	3.02	(e)	(0.54	)(e)	39
8.53	(13.77)	9	0.30	(e)	2.65	(e)	3.17	(e)	(0.22	)(e)	39
8.50	(14.11)	9	0.80	(e)	2.14	(e)	3.67	(e)	(0.73	)(e)	39

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		loss	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED AUGUST 31,

2009 - A	$8.45	$0.12	(b)	$(1.72)	$(1.60)	$(0.16)	$(0.21)	$(0.37)
2009 - Institutional	8.47	0.20	(b)	(1.77)	(1.57)	(0.18)	(0.21)	(0.39)
2009 - IR	8.45	0.19	(b)	(1.78)	(1.59)	(0.16)	(0.21)	(0.37)
2009 - R	8.42	0.04	(b)	(1.64)	(1.60)	(0.12)	(0.21)	(0.33)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced September 5, 2007)	10.00	0.29		(1.52)	(1.23)	(0.25)	(0.07)	(0.32)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.30		(1.50)	(1.20)	(0.26)	(0.07)	(0.33)
2008 - IR (Commenced November 30, 2007)	10.21	0.30		(1.73)	(1.43)	(0.26)	(0.07)	(0.33)
2008 - R (Commenced November 30, 2007)	10.21	0.30		(1.77)	(1.47)	(0.25)	(0.07)	(0.32)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(a)		net assets(d)		net assets(a)		rate

$6.48	(17.91)%	$6,435	0.55%		2.24%		3.41%		(0.62)%		36%
6.51	(17.53)	7,314	0.15		3.45		3.01		0.59		36
6.49	(17.77)	7	0.30		3.31		3.16		0.45		36
6.49	(18.08)	198	0.80		0.73		3.66		(2.13)		36

8.45	(12.73)	1,751	0.55	(e)	1.83	(e)	3.64	(e)	(1.26	)(e)	32
8.47	(12.43)	8,760	0.15	(e)	2.26	(e)	3.24	(e)	(0.83	)(e)	32
8.45	(14.43)	9	0.30	(e)	2.59	(e)	3.39	(e)	(0.50	)(e)	32
8.42	(14.77)	9	0.80	(e)	2.08	(e)	3.89	(e)	(1.01	)(e)	32

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		loss	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED AUGUST 31,

2009 - A	$8.40	$0.10	(b)	$(1.74)	$(1.64)	$(0.09)	$(0.25)	$(0.34)
2009 - Institutional	8.43	0.18	(b)	(1.82)	(1.64)	(0.10)	(0.25)	(0.35)
2009 - IR	8.41	0.17	(b)	(1.81)	(1.64)	(0.09)	(0.25)	(0.34)
2009 - R	8.38	0.14	(b)	(1.79)	(1.65)	(0.05)	(0.25)	(0.30)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced September 5, 2007)	10.00	0.29		(1.57)	(1.28)	(0.25)	(0.07)	(0.32)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.30		(1.54)	(1.24)	(0.26)	(0.07)	(0.33)
2008 - IR (Commenced November 30, 2007)	10.21	0.30		(1.77)	(1.47)	(0.26)	(0.07)	(0.33)
2008 - R (Commenced November 30, 2007)	10.21	0.29		(1.79)	(1.50)	(0.26)	(0.07)	(0.33)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Calculated based on average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(a)		net assets(d)		net assets(a)		rate

$6.42	(18.64)%	$2,304	0.55%		1.76%		4.38%		(2.07)%		28%
6.44	(18.51)	7,131	0.15		3.21		3.98		(0.62)		28
6.43	(18.62)	7	0.30		3.09		4.13		(0.74)		28
6.43	(18.93)	8	0.80		2.54		4.63		(1.29)		28

8.40	(13.18)	501	0.55	(e)	1.74	(e)	3.79	(e)	(1.50	)(e)	39
8.43	(12.77)	8,716	0.15	(e)	2.13	(e)	3.39	(e)	(1.11	)(e)	39
8.41	(14.77)	9	0.30	(e)	2.35	(e)	3.54	(e)	(0.89	)(e)	39
8.38	(15.11)	8	0.80	(e)	1.87	(e)	4.04	(e)	(1.37	)(e)	39

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Retirement Strategies Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio and Goldman Sachs Retirement Strategy 2050 Portfolio (collectively the “Retirement Strategies Portfolios”), portfolios of Goldman Sachs Trust, at August 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Retirement Strategies Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the transfer agent of the Underlying Funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 15, 2009

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2009 (Unaudited)

As a shareholder of Class A, Institutional, Class IR or Class R Shares of a Portfolio you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Class IR and Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 through August 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of the Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Retirement Strategy 2010 Portfolio				Retirement Strategy 2015 Portfolio				Retirement Strategy 2020 Portfolio				Retirement Strategy 2030 Portfolio				Retirement Strategy 2040 Portfolio				Retirement Strategy 2050 Portfolio
				Expenses				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	3/1/09	8/31/09		8/31/09*	3/1/09	8/31/09		8/31/09*	3/1/09	8/31/09		8/31/09*	3/1/09	8/31/09		8/31/09*	3/1/09	8/31/09		8/31/09*	3/1/09	8/31/09		8/31/09*
Class A
Actual	$1,000.00	$1,319.00		$3.24	$1,000.00	$1,350.00		$3.28	$1,000.00	$1,378.90		$3.32	$1,000.00	$1,420.90		$3.38	$1,000.00	$1,443.20		$3.41	$1,000.00	$1,459.10		$3.44
Hypothetical 5% return	1,000.00	1,022.41	+	2.83	1,000.00	1,022.41	+	2.83	1,000.00	1,022.41	+	2.83	1,000.00	1,022.41	+	2.83	1,000.00	1,022.41	+	2.83	1,000.00	1,022.41	+	2.83

Institutional
Actual	1,000.00	1,323.10		0.90	1,000.00	1,354.90		0.91	1,000.00	1,384.00		0.93	1,000.00	1,424.30		0.94	1,000.00	1,446.70		0.95	1,000.00	1,460.30		0.95
Hypothetical 5% return	1,000.00	1,024.43	+	0.79	1,000.00	1,024.43	+	0.79	1,000.00	1,024.43	+	0.79	1,000.00	1,024.43	+	0.79	1,000.00	1,024.43	+	0.79	1,000.00	1,024.43	+	0.79

Class IR
Actual	1,000.00	1,319.70		1.78	1,000.00	1,351.20		1.80	1,000.00	1,382.10		1.83	1,000.00	1,422.20		1.85	1,000.00	1,442.20		1.87	1,000.00	1,461.40		1.89
Hypothetical 5% return	1,000.00	1,023.67	+	1.55	1,000.00	1,023.67	+	1.55	1,000.00	1,023.67	+	1.55	1,000.00	1,023.67	+	1.55	1,000.00	1,023.67	+	1.55	1,000.00	1,023.67	+	1.55

Class R
Actual	1,000.00	1,317.90		4.69	1,000.00	1,349.40		4.76	1,000.00	1,377.40		4.82	1,000.00	1,417.00		4.90	1,000.00	1,442.20		4.95	1,000.00	1,458.00		4.98
Hypothetical 5% return	1,000.00	1,021.15	+	4.09	1,000.00	1,021.15	+	4.09	1,000.00	1,021.15	+	4.09	1,000.00	1,021.15	+	4.09	1,000.00	1,021.14	+	4.09	1,000.00	1,021.15	+	4.09

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Class IR	Class R

Retirement Strategy 2010	0.55%	0.15%	0.30%	0.80%
Retirement Strategy 2015	0.55	0.15	0.30	0.80
Retirement Strategy 2020	0.55	0.15	0.30	0.80
Retirement Strategy 2030	0.55	0.15	0.30	0.80
Retirement Strategy 2040	0.55	0.15	0.30	0.80
Retirement Strategy 2050	0.55	0.15	0.30	0.80

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Retirement Strategy 2010, Goldman Sachs Retirement Strategy 2015, Goldman Sachs Retirement Strategy 2020, Goldman Sachs Retirement Strategy 2030, Goldman Sachs Retirement Strategy 2040 and Goldman Sachs Retirement Strategy 2050 Portfolios (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.
The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Portfolios’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Portfolios by the Investment Adviser and its affiliates;
(b)	the Portfolios’ investment performance;
(c)	the Portfolios’ management fee arrangements;
(d)	the voluntary undertakings of the Investment Adviser to reimburse certain fees and expenses of the Portfolios that exceed specified levels and the estimated annualized savings realized by the Portfolios from those undertakings;
(e)	potential economies of scale and the levels of breakpoints in the fees payable by the Underlying Funds in which the Portfolios invest (the “Underlying Funds”);
(f)	the relative expense levels of the Portfolios as compared to those of comparable funds managed by other advisers;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Portfolios and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements;
(i)	capacity issues relating to the securities in which certain of the Underlying Funds invest;
(j)	information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Portfolios;
(k)	the current pricing of services provided by, and the profitability of, the Portfolios’ transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and
(l)	the nature and quality of the services provided to the Portfolios by their unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount due to the economic environment were likely to affect the quality of the services provided to the Portfolios; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Portfolios and/or the Underlying Funds (as applicable) for transfer agency, securities lending, portfolio brokerage, distribution and other services; (h) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Portfolios; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Portfolios’ other service providers,

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

including the custodian and fund accounting agent; (j) an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues with respect to certain of the Underlying Funds; (k) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (l) the Investment Adviser’s approach to risk management; (m) an overview of the Portfolios’ distribution plan; and (n) an annual review of the effectiveness of the Portfolios’ compliance program. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to each Portfolio, and each Portfolio’s investment performance, fees and expenses, including any breakpoints in the fee rates payable by the Underlying Funds under their respective management agreements, and the expense trends of the Underlying Funds over time.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Portfolios’ assets, share purchase and redemption activity, the commission rates paid by the Underlying Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Portfolios and the payment of non-Rule 12b-1 shareholder service and administration fees by the Portfolios’ Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Portfolio shares; portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Portfolios and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive session with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Portfolios and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Portfolio.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Portfolios. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Portfolios in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios and the Underlying Funds invest; (c) compliance reports; and (d) expenses borne by the Portfolios and the Underlying Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Portfolios and their expenses, as well as information on the Portfolios’ competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Portfolios and the Underlying Funds by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Portfolios and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Portfolios and the Investment Adviser. In this regard, they compared the investment performance of each Portfolio to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Portfolio’s investment performance on a calendar-year basis relative to its performance benchmark. This information on each Portfolio’s investment performance was provided for the one-year period ended December 31, 2008. In addition, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies, market conditions, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Portfolio had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that the Portfolios’ recent performance challenges were attributable to unusual market conditions prevailing in 2007 and 2008, which impacted performance in the form of Underlying Fund selection, and contributions from the Portfolios’ strategic or tactical overweights during the period. The Trustees also noted that, in response to some of these issues, the Investment Adviser had taken a number of steps intended to improve Portfolios’ performance, including making certain changes to the Quantitative Investment Strategies (“QIS”) team’s personnel. The Trustees discussed these measures at length with senior management of the Investment Adviser and concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Portfolio under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Portfolio’s expenses to a peer group and a category universe; and a one-year history comparing each Portfolio’s expenses to the peer and category averages. The analyses also compared each Portfolio’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Portfolios’ “other expenses” ratios and Underlying Fund fees and expense ratios (excluding certain expenses) to certain specified levels and to waive a portion of its contractual management fees payable by each of the Portfolios. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2008 (and 2007 for the Trust), and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
In considering the management fees payable by the Portfolios (which do not have breakpoints) and the fee breakpoints for the Underlying Funds, the Independent Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Portfolios and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s voluntary undertakings to limit fees and “other expenses” to certain amounts. The Independent Trustees also concluded that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that although the Portfolios’ advisory fees were not subject to breakpoints, the breakpoints in the fees paid by the Underlying Funds benefited the Portfolios and their shareholders, ensuring that benefits of scalability would be passed along to shareholders, including shareholders of the Portfolios, at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Underlying Funds; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which certain of the Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios; and (j) the Investment Adviser’s ability to leverage relationships with the Portfolios’ third party service providers to attract more firmwide business.

Other Benefits to the Portfolios and Their Shareholders
The Independent Trustees also noted that the Portfolios receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Portfolios’ access to certain affiliated distribution channels.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2010.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President — Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.
				94	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex.	94	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	94	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	94	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of August 31, 2009, the Trust consisted of 81 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. The Goldman Sachs Municipal Opportunity Fund does not currently offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Trust — Retirement Strategies Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2009, 11.29%,13.76%, 16.38%, 22.59%, 22.99% and 23.57% of the dividends paid from net investment company taxable income by the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040, and Retirement Strategy 2050 Portfolios, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040, and Retirement Strategy 2050 Portfolios designate $119,955, $210,817, $242,902, $283,298, $291,513, and $281,356, respectively, as capital gain dividends paid during the fiscal year ended August 31, 2009.

For the fiscal year ended August 31, 2009, the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040, and Retirement Strategy 2050 Portfolios designate 35.29%, 43.32%, 63.11%, 56.76%, 69.17% and 100%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2009, the Retirement Strategy 2040 Portfolio designates $38 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $708.7 billion in assets under management as of June 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Small Cap Value Fund

Structured Equity
■ Balanced Fund
■ Structured Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed
Equity Fund
■ U.S. Equity Dividend and Premium
Fund
■ International Equity Dividend and
Premium Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity Portfolio

Retirement Strategies[2]

Fundamental Equity International Funds
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Select Satellite category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Portfolios on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Portfolios. A prospectus for the Portfolios containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 09-27235.MF.TMPL RTMTAR / 1K / 10-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,798,400	$1,262,776	Financial Statement audits. $201,250 and $449,867, represent audit fees borne by the Funds’ adviser, in 2009 and 2008, respectively, in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$181,992	$232,222	Other attest services. $17,800 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$590,340	$439,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009, $145,994 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$1,097,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

All Other Fees:

• PwC	$0	$50,000	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Fund’s adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the years ended August 31, 2009 and August 31, 2008 were approximately $772,332 and $672,072 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $5.8 million and $5.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2008 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 16, 2009

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	October 16, 2009